Exhibit 10.6
NINTH AMENDMENT
TO
AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

    THIS NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of July 24, 2023 (the “Amendment Effective Date”) by and among SLEEP NUMBER CORPORATION, a Minnesota corporation (the “Borrower”), the lenders listed on the signature pages hereto (the “Lenders”) and U.S. BANK NATIONAL ASSOCIATION, as Issuing Lender (in such capacity, the “Issuing Lender”), Swing Line Lender (in such capacity, the “Swing Line Lender”) and Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit and Security Agreement, dated as of February 14, 2018 (as amended, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), by and among the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

    WHEREAS, the Borrower has requested that the Lenders, the Issuing Lender, the Swing Line Lender and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender and the Administrative Agent hereby agree as follows.
ARTICLE I

AMENDMENT
1.1    Amendments to Credit Agreement. Effective as of the Amendment Effective Date, but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:
a.    The definition of “TARGET” set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.
b.    The definition of “TARGET Day” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:
“TARGET Day” means any day on which T2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

c.    Section 1.1 of the Credit Agreement is hereby amended to insert alphabetically therein the following new defined term:
“T2” means the real time gross settlement system operated by the Eurosystem, or any successor system.
d.    Section 5.7(a) of the Credit Agreement is hereby amended in its entirety as follows:
(a)    Net Leverage Ratio. The Borrower shall not suffer or permit at any time the Net Leverage Ratio, as of the end of any Quarterly Reporting Period, to exceed (x) 5.00 to 1.00 for the Quarterly Reporting

Periods ending December 31, 2022, April 1, 2023, July 1, 2023, and September 30, 2023, and (y) otherwise, 4.50 to 1.00.
ARTICLE II

REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants as follows:
2.1    This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.
2.2    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the other Credit Parties set forth in Article VI of the Credit Agreement, as amended hereby, are true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date.
ARTICLE III

CONDITIONS PRECEDENT
    This Amendment shall become effective on the Amendment Effective Date, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

3.1    The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent, the Issuing Lender, the Swing Line Lender and each of the Lenders required to execute this Amendment in order to give effect hereto.
3.2    To the extent invoiced prior to the Amendment Effective Date, all of the Administrative Agent’s reasonable out-of-pocket costs and expenses of the Administrative Agent required to be reimbursed or paid by the Borrower hereunder or under the Credit Agreement shall be fully reimbursed or paid.
3.3    The Administrative Agent shall have received, on behalf of each Lender that delivers its executed signature page hereto no later than the delivery time and date specified by the Administrative Agent (with appropriate delivery being determined by the Administrative Agent in its sole discretion), an amendment fee equal to 0.05% multiplied by the sum of such Lender’s Revolving Credit Commitment and outstanding Term Loans as of the Amendment Effective Date.
ARTICLE IV

RELEASE
In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, the Borrower, on behalf of itself and each of its affiliates, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Administrative Agent, the Issuing Lender, the Swing Line Lender, the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to
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the date hereof, in any way concerning, relating to, or arising from (i) any of the Releasors, (ii) the Obligations, (iii) all collateral securing the Obligations, (iv) the Credit Agreement or any of the other Loan Documents, and (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrower or any affiliate thereof.  The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.
ARTICLE V

GENERAL
5.1    Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, incurred in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
5.2    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment, the documents delivered together herewith, and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, in respect of documents to be signed by entities established within the European Union, the Electronic Signature qualifies as a “qualified electronic signature” within the meaning of the Regulation (EU) n°910/2014 of the European parliament and of the Council of 23 July 2014 on electronic identification and trust services for electronic transaction in the internal market as amended from time to time and provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without their prior written consent. For purposes hereof, “Electronic Signature” means electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person or entity with the intent to sign, authenticate or accept such contract or record.
5.3    Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
5.4    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
5.5    Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders and their respective successors and assigns.
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5.6    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness of this Amendment, on and after the date hereof,  each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
(b)    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document.
5.7    Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
5.8    Affirmation. Each of the Borrower and each Guarantor of Payment ratifies and reaffirms all of its obligations, contingent or otherwise, under each Loan Document to which it is a party, and ratifies and reaffirms its grant of liens on and security interests in any of its properties pursuant to each Loan Document to which it is a party and which evidences any such lien or security interest, and confirms that such liens and security interests continue to secure the Secured Obligations as modified pursuant to the Amendment and the transactions contemplated thereby.
(signature pages follow)
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

SLEEP NUMBER CORPORATION, as the Borrower

By:	/s/ Christopher Krusmark
Name:	Christopher Krusmark
Title:	EVP, Interim Chief Financial Officer

SELECT COMFORT RETAIL CORPORATION, as a Guarantor of Payment

By:	/s/ Christopher Krusmark
Name:	Christopher Krusmark
Title:	EVP, Interim Chief Financial Officer

SELECT COMFORT CANADA HOLDINGS INC., as a Guarantor of Payment

By:	/s/ Christopher Krusmark
Name:	Christopher Krusmark
Title:	EVP, Interim Chief Financial Officer

SELECT COMFORT SC LLC, as a Guarantor of Payment

By:	/s/ Christopher Krusmark
Name:	Christopher Krusmark
Title:	EVP, Interim Chief Financial Officer
Signature Page to
Sleep Number Corporation
Ninth Amendment to Amended and Restated Credit and Security Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender and as Issuing Lender, Swing Line Lender and Administrative Agent

By:	/s/ Conan Schleicher
Name:	Conan Schleicher
Title:	Senior Vice President
Signature Page to
Sleep Number Corporation
Ninth Amendment to Amended and Restated Credit and Security Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Sr. Vice President

Signature Page to
Sleep Number
Ninth Amendment to Amended and Restated Credit and Security Agreement

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Seth Michael
Name:	Seth Michael
Title:	Vice President

Signature Page to
Amendment No. 2 to
Summit Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Chad Kardash
Name:	Chad Kardash
Title:	Senior Vice President

Signature Page to
Amendment No. 2 to
Summit Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ana Gaytan
Name:	Ana Gaytan
Title:	Assistant Vice President

Signature Page to
Amendment No. 2 to
Summit Credit Agreement

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Nicholas Myers
Name:	Nicholas Myers
Title:	Senior Vice President

Signature Page to
Sleep Number
Ninth Amendment to Amended and Restated Credit and Security Agreement

CAPITAL ONE, N.A., as a Lender

By:	/s/ Gabrielle Uzdin
Name:	Gabrielle Uzdin
Title:	Duly Authorized Signatory

Signature Page to
Sleep Number
Ninth Amendment to Amended and Restated Credit and Security Agreement

HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Toby B. Rau
Name:	Toby B. Rau
Title:	Managing Director

Signature Page to
Sleep Number
Ninth Amendment to Amended and Restated Credit and Security Agreement

CITIZENS BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Jonathan Gleit
Name:	Jonathan Gleit
Title:	Senior Vice President
Signature Page to
Sleep Number
Ninth Amendment to Amended and Restated Credit and Security Agreement